UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 18, 2004
                               (November 17, 2004)

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                   001-32320                 43-1883836
---------------------------      --------------           -------------------
     (State or Other              (Commission               (IRS Employer
      Jurisdiction of             File Number)            Identification No.)
      Incorporation)


        1954 Innerbelt Business Center Drive                        63114
                St. Louis, Missouri                              -----------
     ------------------------------------------                   (Zip Code)
      (Address of Principal Executive Offices)

                                 (314) 423-8000
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers.
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     Louis M. Mucci was elected to the board of directors of Build-A-Bear Workshop, Inc. (the "Company") by the board, effective November 17, 2004. Mr. Mucci will serve as a Class I director and his term will expire at the 2005 annual meeting of stockholders of the Company.

     There is no arrangement or understanding between Mr. Mucci and any other person pursuant to which Mr. Mucci was elected as a director. Mr. Mucci will serve as the chairman of the board's Audit Committee and as a member of the board's Nominating and Corporate Governance Committee.

     The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Mucci had, or will have, a direct or indirect material interest.


Item 7.01 Regulation FD Disclosure.
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     On November 17, 2004, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing the election of Mr. Mucci as a director. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.


Item 9.01 Financial Statements and Exhibits.
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(c)  Exhibits

Exhibit Number    Description of Exhibit
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99.1              Press Release dated November 17, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BUILD-A-BEAR WORKSHOP, INC.


Date: November 18, 2004                           By:    /s/ Tina Klocke
                                                         -----------------------
                                                  Name:  Tina Klocke
                                                  Title: Chief Financial Bear,
                                                         Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated November 17, 2004